Exhibit 99.41

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
          Series 1998-12C, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    556,451.13
                                                                   -------------
        (b)    Interest                                         $    955,929.91
                                                                   -------------
        (c)    Total                                            $  1,512,381.04
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    371,051.68
                                                                   -------------
        (b)    Interest                                         $    644,916.56
                                                                   -------------
        (c)    Total                                            $  1,015,968.24
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $    185,399.45
                                                                   -------------
        (b)    Interest                                         $    311,013.35
                                                                   -------------
        (c)    Total                                            $    496,412.80
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $     73,361.98
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $  1,463,934.68
                                                                   -------------
        (b)    Interest                                         $      8,436.11
                                                                   -------------
        (c)    Total                                            $  1,472,370.79
                                                                   -------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $162,506,747.75
                                                                 ---------------

13.     Available Funds:                                        $  2,981,878.69
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       2,052.46
                                                                  --------------

18.      Total interest payments:                              $     888,130.90
                                                                  --------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class      Interest                                 Payable       Pay-out Rate
-----      --------        -------------------      -------       ------------
PO3   $             0.00   $              0.00   $       0.00    % 0.000000000
3A1   $       187,052.77   $              0.00   $ 187,052.77    % 6.500000062
3A2   $        12,458.33   $              0.00   $  12,458.33    % 6.499998261
3A3   $        53,463.13   $              0.00   $  53,463.13    % 6.499999893
3A4   $       616,337.41   $              0.00   $ 616,337.41    % 6.500000011
SUP3  $        41,758.14   $              0.00   $  41,758.14    % 0.350820009
3R    $             0.00   $              0.00   $       0.00    % 0.000000000
3M    $         7,057.22   $              0.00   $   7,057.22    % 6.499996182
3B1   $         2,352.40   $              0.00   $   2,352.40    % 6.499987589
3B2   $         2,352.40   $              0.00   $   2,352.40    % 6.499987589
3B3   $         4,234.33   $              0.00   $   4,234.33    % 6.499994774
3B4   $         1,411.44   $              0.00   $   1,411.44    % 6.499987489
3B5   $         1,411.47   $              0.00   $   1,411.47    % 6.500021126

20.      Principal Distribution Amount:                         $  2,093,747.79
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class PO3                $             3,740.97       $         0.00
        Class 3A1                $           571,423.27       $         0.00
        Class 3A2                $                 0.00       $         0.00
        Class 3A3                $            33,362.18       $         0.00
        Class 3A4                $         1,473,477.73       $         0.00
        Class SUP3               $                 0.00       $         0.00
        Class 3R                 $                 0.00       $         0.00
        Class 3M                 $             4,403.86       $         0.00
        Class 3B1                $             1,467.95       $         0.00
        Class 3B2                $             1,467.95       $         0.00
        Class 3B3                $             2,642.32       $         0.00
        Class 3B4                $               880.77       $         0.00
        Class 3B5                $               880.79       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                                $          0.00
                                                                   -------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                                $          0.00
                                                                   -------------

24.     Subordinate Certificate Writedown Amount:               $          0.00
                                                                   -------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 3B1        $              0.00     $              0.00
                 3B2        $              0.00     $              0.00
                 3B3        $              0.00     $              0.00
                 3B4        $              0.00     $              0.00
                 3B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                                $         0.00
                                                                    ------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-3B1       X
         Class-3B2       X
         Class-3B3       X
         Class-3B4       X
         Class-3B5       X

 2.     Base Servicing Fee amount:                              $     37,275.99
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $     41,758.14
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------
                                                    Category  Category  Category
                                                        A         B         C
 5.     Senior Percentage:             % 97.881025     N/A       N/A       N/A
                                        -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                       %       N/A     N/A       N/A       N/A
                                        -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                       %       N/A     N/A       N/A       N/A
                                        -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                       %100.000000     N/A       N/A       N/A
                                        -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                    %       N/A     N/A       N/A       N/A
                                        -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                    %       N/A     N/A       N/A       N/A
                                        -----------    ----    ------    ------

 11.    Junior Percentage:             %  2.118975
                                        -----------

 12.    Junior Prepayment Percentage:
                                       %100.000000
                                        -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations